REGULATION S DISTRIBUTION AGREEMENT


     THIS AGREEMENT is made this 7th day of June, 1996 by and between MANAGEMENT TECHNOLOGIES, a Delaware corporation, whose main offices are located at 630 Third Avenue, New York, NY 10017 (hereinafter referred to as "MTCI"); and U.S. MILESTONE CORPORATION, a New York corporation (hereinafter referred to as "USMC"), with principal executive offices located at 417 Surf Avenue, Staten Island, NY 10307.

                              W I T N E S S E T H

     WHEREAS, MTCI is a "reporting issuer" within the meaning of Rule 902(1) of Regulation S, 17 CFR Section 240.901 et seq. promulgated under the Securities Act of 1933 ("Regulation S") which files reports with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), and whose stock is traded on the NASDAQ Small Cap under the symbol "MTCI".

     WHEREAS, USMC is acting as a "distributor" within the meaning of Rule 902(c) of Regulation S; and

     WHEREAS, USMC desires to assist MTCI in obtaining equity capital pursuant to an offering conducted in compliance with Regulation S upon the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.   A.   SALE AND PURCHASE OF SECURITIES
          -------------------------------

     1.01 USMC shall use its "best efforts" to obtain subscriptions for $1,000,000 worth of MTCI Common Stock, (the "Securities") in an offering conducted pursuant to Rule 903 of Regulation S (the "Offering"). The Offering will consist of 2,000,000 shares of Common Stock offered at a price per share of $0.50 of the Company's common stock on the day immediately prior to the execution of the attached Offshore Securities Subscription Agreement by the Purchaser. Such subscriptions shall be in the form of a Subscription Agreement (a copy of which is attached hereto) executed by a prospective purchaser.

     B.   WARRANTIES AND COVENANTS
          ------------------------


     1.02 USMC represents and warrants that all offers and sales of the Securities shall be made only in accordance with the provisions of Rule 903 or 904 of Regulation S.

     1.03 USMC represents and warrants that all offers and sales of the Securities will be made in an "offshore transaction," as defined in Rule 902(1) of Regulation S.


     1.04 USMC represents and warrants that one of USMC, any affiliate of USMC, or any person acting on behalf of any of them will engage in any "directed selling efforts", as defined by Rule 902(b) of Regulation S., in the United States with respect to the offer and sale of the Securities.

     1.05 USMC represents and warrants that any offering materials or documents (except press releases) used in connection with offers and sales of Securities shall include statements to the effect that the Securities have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be offered or sold in the United States or to U.S. persons (other than distributors as that term is defined under Rule 902(c) of Regulation S) unless the Securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Such statements shall appear on all materials as provided under Rule 902(h)(2)(I), (ii), and
(iii) of Regulation S.

     1.06 USMC represents and warrants that (I) no offer or sale will be made to, or for the account or benefit of, a "U.S. person", as defined by Rule 901(o) of Regulation S.

     1.07 USMC shall advise MTCI of legends or restrictions required by foreign countries, if any, pertaining to the Securities which MTCI shall cause to be placed on the certificates representing the Securities; and USMC shall take all steps necessary to ensure that any offers and sales made pursuant to this Agreement comply with the laws and regulations of all foreign regulatory and/or self-regulatory authorities.

     1.08 MTCI and USMC agree that the certificates for any Securities sold pursuant to this Agreement shall include the following restrictive legend;

          "These shares have been issued pursuant to Regulation S as an exemption to the registration provisions under the Securities Act of 1933, as amended. These shares cannot be transferred, offered or sold in the U.S. or to U.S. persons (as defined in Regulation S)
          until after              , 1996 (Forty-one days issuance)."
                      -------------

     1.09 MTCI shall maintain its status as a corporation in good standing and as reporting issuer under the Exchange Act, operating in all material respects in accordance with its most recent reports filed under the Exchange Act and provided to USMC.

     1.10 USMC acknowledges that is not authorized to and will not give any information or make any representations in connection with the offer or sale of the Securities other than those which are contained in disclosure materials approved by MTCI in advance. USMC agrees that it is not an agent of MTCI and that is not authorized to and will not incur any obligation or enter into any agreement on behalf of MTCI in any manner or respect.

     1.11 MTCI shall promptly issue certificates representing the Securities upon notice by Escrow Agent that the Subscription Agreement has been executed by the Purchaser and accepted by MTCI.


II.  COMPENSATION
     ------------


     2.01 MTCI acknowledges that USMC is being compensated directly by the foreign purchaser.

     2.02 All subscriptions funds received by USMC will be directed to the Attorney Trust Account of Levy & Levy, P.A., Attn.: William N. Levy, Esq. as Escrow Agent. Each time that MTCI delivers a certificate for Securities sold in accordance with Regulation S, pursuant to a subscription Agreement accepted by MTCI, the sale proceeds will be immediately delivered to MTCI in a certified check or wire, less a one-half of one percent (0.005%) escrow fee to Levy & Levy, P.A.

III. INDEMNIFICATION
     ---------------


     3.01 USMC and MTCI agree to indemnify and hold harmless the escrow agent from any and all claims, liabilities, losses, actions, suits, or proceedings, at law or in equity, that it may incur or with which it may be threatened by reason of its acting as escrow agent as described herein (including but not limiting to expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim , liability, loss, action, suit, or proceeding resulting from the breach of the escrow agent of any provision of this Agreement or from its gross negligence or willful misconduct.
     3.02 MTCI agrees to indemnify and hold harmless USMC, its directors and each person, if any, who controls USMC within the meaning of Section 15 of the Securities Act as follows:

          a. Against any loss, liability, claim, damage and expense arising out of (including but not limited to expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in the offering materials (as amended and supplemented) furnished to USMC by MTCI, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance upon and in conformity with written information furnished to MTCI by USMC expressly for use in the offering materials or any amendment or supplement thereof; and

          b. Against any loss, liability, claim, damage, and expense to the extent of the aggregate amount paid in settlement of any litigation commenced or threatened, or of any claim based upon any untrue statement or omission or any alleged untrue statement or omission (including but not limited to expenses reasonably incurred in investigating, preparing or defending against any such litigation or claim), if such settlement is effected with the written consent of MTCI.

     3.03 USMC agrees to indemnify and hold harmless MTCI, its directors, officers, employees, attorneys, accountants, agents and affiliates, each person, if any, who controls any of the foregoing persons within the meaning of Section 15 of the Securities Act of follows:

          a. Against any loss, liability, claim, damage or expense resulting from or arising out of (including but not limited to expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon) (I) USMC's violation or alleged violation or Regulation S or any other applicable law, (ii) any breach by USMC or any of its representations, warranties, covenants or agreements contained in this Agreement, or (iii) any untrue or alleged untrue statement of a material fact contained in the offering materials (as amended and supplemented) prepared by USMC, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the offering materials upon and in conformity with written information furnished to USMC by MTCI specifically for use in the preparation thereof: and

          b. Against loss, liability, claim, damage or expense to the extent of the aggregate amount paid in settlement of any litigation commenced or threatened, or of any claim based upon any untrue statement or omission or any alleged untrue statement or omission (including but not limited to expenses reasonably incurred in investigating, preparing or defending against any such litigation or claim), if such settlement is effected with the written consent of USMC.

IV.  TERMINATION
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     4.01 The offering will terminate at 12:00 p.m. EST on the 11th day of June,
                                                               --          ----

1996,
unless extended by MTCI.

V.   MISCELLANEOUS
     -------------


     5.01 This Agreement is binding on all parties, as well as on their successors, assignees and representatives, and constitutes the entire Agreement between the parties. This Agreement may be modified or amended solely by a written agreement executed by the parties hereto, and may be executed in counterparts.

     5.02 The parties shall resolve any dispute arising hereunder before an arbitrator selected pursuant to the rules of the American Arbitration Association and each party shall bear their own attorney's fees and costs of such arbitration. Disputes under this Agreement as well as of the terms and conditions of this Agreement shall be governed in accordance with and by the laws of the State of New York.










VI.  NOTICES
     -------


     6.01 All notices and communications regarding this Agreement shall be sent to the following:

If to MTCI:              P.J.M. Morris, President
                    Management Technologies
                    630 Third Avenue
                    New York, New York 10017


If to USMC:              Frank Nicolois, President
                    U.S. Milestone Corporation
                    417 Surf Avenue
                    Staten Island, New York 10307


IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement.


                                   U.S. MILESTONE CORPORATION


                                   By: s/s Frank Nicoloisd
                                           -----------------

                                        Frank Nicolois, President


                                   MANAGEMENT TECHNOLOGIES


                                   By: /s/ Peter Morris
                                           -----------------

                                        P.J.M. Morris, President


                                   By: /s/ Paul Ekon
                                           ------------